                                                                   EXHIBIT 99.16

DEBTOR: DQSC PROPERTY CO.                            CASE NUMBER: 01-10965 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

DQSC Property Co. (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other information contained in the. December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ Nicholas J. Davison
----------------------------------
Nicholas J. Davidson
President



/s/ Randall L. Talcott
----------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: DQSC PROPERTY CO.                            CASE NUMBER: 01-10965 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1              Summary of Bank and Investment Accounts

Attachment 2              Schedule of Receipts and Disbursements

Attachment 3              Bank and Investment Account Statements

Attachment 4              Income Statement

Attachment 5              Balance Sheet

Attachment 6              Summary of Due To/Due From Intercompany Accounts

Attachment 7              Accounts Receivable Aging

Attachment 8              Accounts Payable Detail

Attachment 9              Notes to December Monthly Operating Report

19-Jan-02              Summary Of Bank And Investment Accounts      Attachment 1
 2:49 PM                           DQSC Property Co.
Summary                        Case No: 01-10965 (EIK)                 UNAUDITED
DQSC Property Co             For Month Of December, 2001

                                             Balances
                                ----------------------------------      Receipts &         Bank
                                   Opening             Closing          Disbursements      Statements         Account
Account                         As Of 12/01/01      As Of 12/31/01      Included           Included           Reconciled
-------                         --------------      --------------      --------------     -----------        ----------
No Bank Or Investment                NA                   NA                  NA                NA                 NA
Accounts

20-Jan-02                    Receipts & Disbursements              Attachment 2
 1:03 PM                         DQSC Property Co.
Summary                       Case No: 01-10965 (EIK)
DQSC Property Co.           For Month Of December, 2001
Attach 2&3

       No Receipts Or Disbursements Due To. No Bank Or Investment Accounts

20-Jan-02           Concentration & Investment Account Statements   Attachment 3
 1:03 PM                         DQSC Property Co.
Summary                       Case No: 01-10965 (EIK)
DQSC Property Co.           For Month Of December, 2001
Attach 283

          No Statements Due To No Concentration Or Investment Accounts

                                DQSC Property Co.

                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001


                                  Attachment 4


                                 Not Applicable

                                DQSC Property Co.

                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001


                                  Attachment 5


                                 Not Applicable

                                DQSC Property Co.

                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001


                                  Attachment 6


                                 Not Applicable

                                DQSC Property Co.

                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001


                                  Attachment 7


                                 Not Applicable

                                DQSC Property Co.

                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001


                                  Attachment 8


                                 Not Applicable

DEBTOR: DQSC PROPERTY CO.                           CASE NUMBER: 01-10965 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.